Equity and Comprehensive Income	12 Months Ended
Dec. 31, 2019
Equity [Abstract]
Equity and Comprehensive Income

Note 14. Equity and Comprehensive Income
Equity
In December 2019, 46,100 preferred shares of a foreign affiliate of Verizon was sold for cash consideration of $51 million and is reflected in non-controlling interests. The preferred shares pay cumulative dividends of 8.25% per annum.

Common Stock
In February 2020, the Verizon Board of Directors authorized a share buyback program to repurchase up to 100 million shares of the Company's common stock. The program will terminate when the aggregate number of shares purchased reaches 100 million, or a new share repurchase plan superseding the current plan is authorized, whichever is sooner. During the years ended December 31, 2019, 2018, and 2017, Verizon did not repurchase any shares of Verizon’s common stock under our previously authorized share buyback programs. At December 31, 2019, the maximum number of shares that could be purchased by or on behalf of Verizon under our share buyback program was 100 million.

Common stock has been used from time to time to satisfy some of the funding requirements of employee and shareholder plans. During the years ended December 31, 2019, 2018, and 2017, we issued 3.8 million, 3.5 million and 2.8 million common shares from Treasury stock, respectively, which had an insignificant aggregate value.

In connection with our acquisition of Straight Path in February 2018, we issued approximately 49 million shares of Verizon common stock, valued at approximately $2.4 billion.

Accumulated Other Comprehensive Income
Comprehensive income consists of net income and other gains and losses affecting equity that, under U.S. GAAP, are excluded from net income. Significant changes in the components of Other comprehensive income, net of provision for income taxes are described below.

The changes in the balances of Accumulated other comprehensive income by component are as follows:

(dollars in millions)	Foreign currency translation adjustments	Unrealized gains (losses) on cash flow hedges	Unrealized gains (losses) on marketable securities	Defined benefit pension and postretirement plans	Total
Balance at January 1, 2017	$(713)	$(80)	$46	$3,420	$2,673
Other comprehensive income	245	818	10	327	1,400
Amounts reclassified to net income	—	(849)	(24)	(541)	(1,414)
Net other comprehensive income (loss)	245	(31)	(14)	(214)	(14)
Balance at December 31, 2017	(468)	(111)	32	3,206	2,659
Opening balance sheet adjustment (Note 1)	(15)	(24)	(13)	682	630
Adjusted opening balance	(483)	(135)	19	3,888	3,289
Other comprehensive income (loss)	(117)	(574)	—	(164)	(855)
Amounts reclassified to net income	—	629	1	(694)	(64)
Net other comprehensive income (loss)	(117)	55	1	(858)	(919)
Balance at December 31, 2018	(600)	(80)	20	3,030	2,370
Other comprehensive income (loss)	16	(699)	8	—	(675)
Amounts reclassified to net income	—	(37)	(1)	(659)	(697)
Net other comprehensive income (loss)	16	(736)	7	(659)	(1,372)
Balance at December 31, 2019	$(584)	$(816)	$27	$2,371	$998

The amounts presented above in net other comprehensive income (loss) are net of taxes. The amounts reclassified to net income related to unrealized gains (losses) on cash flow hedges in the table above are included in Other income (expense), net and Interest expense in our consolidated statements of income. See Note 9 for additional information. The amounts reclassified to net income related to unrealized gains (losses) on marketable securities in the table above are included in Other income (expense), net in our consolidated statements of income. The amounts reclassified to net income related to defined benefit pension and postretirement plans in the table above are included in Cost of services and Selling, general and administrative expense in our consolidated statements of income. See Note 11 for additional information.